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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this registration statement of Alabama National BanCorporation on Form S-8 of our report dated January 15, 1999 on our audits of the consolidated financial statements of Alabama National BanCorporation as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, which report is included in the Annual Report on Form 10-K.



PricewaterhouseCoopers LLP

Birmingham, Alabama
April 14, 1999

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